                                                                    Exhibit 99.1


DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-1
                                                       ACCRUAL BASIS - UNAUDITED


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING FEBRUARY 27, 1999

===============================================================================

                                                  Document        Previously       Explanation
 Required attachments                             Attached         Submitted         Attached

 1.  Tax Receipts                                   ( )               ( )             (N/A)

 2.  Bank Statements                                (X)               ( )              ( )

 3.  Most recently filed                            ( )               (X)              ( )
     Income Tax Return

 4.  Most recent Annual Financial                   ( )               (X)              ( )
     Statements prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Beth A. Savage                                     Chief Financial Officer
------------------------------------------            --------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                         TITLE

BETH A. SAVAGE                                                 6/22/99
------------------------------------------            --------------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE


PREPARER:

/s/ Donna M. Zianni                                      Assistant Controller
------------------------------------------            --------------------------
ORIGINAL SIGNATURE OF PREPARER                                  TITLE

DONNA M. ZIANNI                                                6/22/99
------------------------------------------            --------------------------
PRINTED NAME OF PREPARER                                        DATE


    All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-2
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING FEBRUARY 27, 1999


                            COMPARATIVE BALANCE SHEET
                                   (UNAUDITED)


---------------------------------------------------------------------------------------------------
ASSETS                                                     DEC-98         JAN-99         FEB-99
                                                      ---------------------------------------------
                                                         02-JAN-99       30-JAN-99      27-FEB-99
---------------------------------------------------------------------------------------------------
1. CASH                                                  14,573,683       5,196,592      17,965,537
---------------------------------------------------------------------------------------------------
2. ACCOUNTS RECEIVABLE                                    9,810,932      28,279,075       4,967,110
---------------------------------------------------------------------------------------------------
3. INVENTORY                                                550,000         550,000               0
---------------------------------------------------------------------------------------------------
4. NOTES RECEIVABLE                                               0               0               0
---------------------------------------------------------------------------------------------------
5. PREPAID EXPENSES                                       3,707,133       3,563,930       3,456,619
---------------------------------------------------------------------------------------------------
6. OTHER (ATTACH LIST)                                            0               0               0
---------------------------------------------------------------------------------------------------
7. TOTAL CURRENT ASSETS                                  28,641,748      37,589,597      26,389,266
---------------------------------------------------------------------------------------------------
8. PROPERTY, PLANT & EQUIPMENT, net                               0               0               0
---------------------------------------------------------------------------------------------------
9. ASSETS HELD FOR SALE                                  37,533,138      13,742,092         532,147
---------------------------------------------------------------------------------------------------
10. TOTAL PROPERTY, PLANT & EQUIP                        37,533,138      13,742,092         532,147
---------------------------------------------------------------------------------------------------
11. DUE FROM AFFILIATES & INSIDERS                                0               0               0
---------------------------------------------------------------------------------------------------
12. INTANGIBLES (ATTACH LIST)                                     0               0               0
---------------------------------------------------------------------------------------------------
13. OTHER (PREPAID FINANCE FEES)                          2,383,121       2,212,898               0
---------------------------------------------------------------------------------------------------
14. TOTAL ASSETS                                         68,558,007      53,544,587      26,921,413
---------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------
15. ACCOUNTS PAYABLE & ACCRUALS                           6,480,221       2,094,890       3,200,441
---------------------------------------------------------------------------------------------------
16. TAXES PAYABLE                                         1,372,452         461,823          42,638
---------------------------------------------------------------------------------------------------
17. NOTES PAYABLE                                                 0               0               0
---------------------------------------------------------------------------------------------------
18. PROFESSIONAL FEES                                             0               0               0
---------------------------------------------------------------------------------------------------
19. SECURED DEBT                                                  0               0               0
---------------------------------------------------------------------------------------------------
20. DUE TO AFFILIATES & INSIDERS                                  0               0               0
---------------------------------------------------------------------------------------------------
21. OTHER - (DEFERRED REVENUE from Service Policies)              0               0               0
---------------------------------------------------------------------------------------------------
22. TOTAL POSTPETITION
    LIABILITIES                                           7,852,673       2,556,713       3,243,079
---------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------
23. SECURED DEBT                                          6,323,010       3,582,022               0
---------------------------------------------------------------------------------------------------
24. PRIORITY DEBT                                                 0               0               0
---------------------------------------------------------------------------------------------------
25. UNSECURED DEBT                                       74,450,744      74,127,358      57,722,151
---------------------------------------------------------------------------------------------------
26. OTHER                                                25,808,250      25,808,250               0
---------------------------------------------------------------------------------------------------
27. TOTAL PREPETITION LIABILITIES                       106,582,004     103,517,630      57,722,151
---------------------------------------------------------------------------------------------------
28. TOTAL LIABILITIES                                   114,434,677     106,074,343      60,965,230
---------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------
29. PREPETITION OWNERS' EQUITY                           (1,334,175)     (1,334,175)     (1,334,175)
---------------------------------------------------------------------------------------------------
30. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                    (44,542,495)    (51,195,581)    (32,709,642)
---------------------------------------------------------------------------------------------------
31. TOTAL EQUITY (DEFICIT)                              (45,876,670)    (52,529,756)    (34,043,817)
---------------------------------------------------------------------------------------------------
32. TOTAL LIABILITIES &
    OWNERS' EQUITY                                       68,558,007      53,544,587      26,921,413
---------------------------------------------------------------------------------------------------


Notes for month ending February 27, 1999:

Item 5: Prepaids primarily consist of the following: professional fees - $0.5 million and reserve held by credit card companies - $2.5 million.
Item 15: Includes legal and professional fees of approximately $2.1 million.
Item 23: BankBoston Term Loan was paid off using a portion of the proceeds from the sale of certain real estate and assumption of certain leases by MTB Corporation.
Item 25: Consists of Accounts Payable, Accrued Liabilities and Customer Refunds.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-3
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING FEBRUARY 27, 1999


                                INCOME STATEMENT
                                   (UNAUDITED)


------------------------------------------------------------------------------------------
REVENUES                                             DEC-98         JAN-99      FEB-99
                                                 -----------------------------------------
                                                   02-JAN-99      30-JAN-99    27-FEB-99
------------------------------------------------------------------------------------------
1. GROSS REVENUES                                   238,628         45,157           (601)
------------------------------------------------------------------------------------------
2. COST OF GOODS SOLD                                 6,504         61,578         21,565
------------------------------------------------------------------------------------------
3. GROSS PROFIT                                     232,124        (16,421)       (22,166)
------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------
4. Payroll                                          683,558        561,114        206,946
------------------------------------------------------------------------------------------
5. Payroll Taxes                                     65,857         39,496         19,040
------------------------------------------------------------------------------------------
6. Employee Benefits                                (13,997)         8,369            156
------------------------------------------------------------------------------------------
7. Depreciation and Amortization                          0              0              0
------------------------------------------------------------------------------------------
8. Occupancy Costs                                  105,378        391,883        458,023
------------------------------------------------------------------------------------------
9. Advertising                                      330,598        389,644         31,087
------------------------------------------------------------------------------------------
10. Store Delivery                                    8,264              0         (4,337)
------------------------------------------------------------------------------------------
11. Home Delivery                                    (1,247)          (985)             0
------------------------------------------------------------------------------------------
12. Financing Costs                                 314,663        394,025        385,253
------------------------------------------------------------------------------------------
13. Equipment Rental                                141,853        103,845         71,497
------------------------------------------------------------------------------------------
14. Outsource Services                               11,549          4,020          4,483
------------------------------------------------------------------------------------------
15. Taxes                                           256,722          2,431              0
------------------------------------------------------------------------------------------
16. Insurance                                        78,794         47,751         49,927
------------------------------------------------------------------------------------------
17. Legal and Professional                           62,378         53,200         49,639
------------------------------------------------------------------------------------------
18. Impairment of Long-Lived Assets                       0              0              0
------------------------------------------------------------------------------------------
19. Reversal of Restructuring Charge                      0              0              0
------------------------------------------------------------------------------------------
20. Finance and other receivables write-off               0              0      1,649,752
------------------------------------------------------------------------------------------
21. Other (Attach List)                             124,294        107,954         38,470
------------------------------------------------------------------------------------------
22. TOTAL OPERATING EXPENSES                      2,168,664      2,102,747      2,959,936
------------------------------------------------------------------------------------------
23. OPERATING INCOME                             (1,936,540)    (2,119,168)    (2,982,102)
------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------
24. OTHER INCOME - Interest                          (2,816)        (2,996)             0
------------------------------------------------------------------------------------------
25. OTHER EXPENSES (ATTACH LIST)                          0              0              0
------------------------------------------------------------------------------------------
26. INTEREST EXPENSE                                334,759        244,685          1,516
------------------------------------------------------------------------------------------
27. OTHER - Loss (gain) on sale of assets          (483,098)     3,627,154      2,729,185
------------------------------------------------------------------------------------------
28. NET OTHER INCOME & EXPENSES                    (151,155)     3,868,843      2,730,701
------------------------------------------------------------------------------------------
29. LOSS BEFORE REORGANIZATION EXPENSES,
TAXES AND EXTRAORDINARY ITEM                     (1,785,385)    (5,988,011)    (5,712,803)
------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------
30. PROFESSIONAL FEES                               606,224        685,555        650,229
------------------------------------------------------------------------------------------
31. U.S. TRUSTEE FEES                                 9,750              0              0
------------------------------------------------------------------------------------------
32. INTEREST INCOME                                 (14,024)       (37,180)       (59,589)
------------------------------------------------------------------------------------------
33. OTHER (ATTACH LIST)                               8,679         16,700              0
------------------------------------------------------------------------------------------
34. TOTAL REORGANIZATION EXPENSES                   610,629        665,075        590,640
------------------------------------------------------------------------------------------
35. INCOME TAX                                            0              0              0
------------------------------------------------------------------------------------------
36. LOSS BEFORE EXTRAORDINARY ITEM               (2,396,014)    (6,653,086)    (6,303,443)
------------------------------------------------------------------------------------------
37. EXTRAORDINARY LOSS - EARLY EXTINGUISHMENT
OF DEBT                                                   0              0     (1,568,359)
------------------------------------------------------------------------------------------
38. EXTRAORDINARY GAIN - RECOGNITION OF
DEFERRED SERVICE POLICY REVENUE                           0              0     21,392,765
------------------------------------------------------------------------------------------
39. EXTRAORDINARY GAIN - ABANDONMENT OF
PROPERTY UNDER CAPITAL LEASE AND REJECTION
OF RELATED LEASE OBLIGATIONS                              0              0      5,003,226
------------------------------------------------------------------------------------------
40. NET LOSS                                     (2,396,014)    (6,653,086)    18,524,189
------------------------------------------------------------------------------------------


Notes for month ending February 27, 1999:

Item 21: Primarily consists of telephone, repairs/maintenance, supplies, employee expenses and bank fees.
Item 27: See supporting schedules for MOR-3 detailing gain/loss on acquisition of certain leases by Office Depot, MTB Corporation and Gregg Appliances, and loss on sale of parts inventory to Boscov. Amount also includes a loss of approximately $3.2 million on abandonment of furniture, fixtures and leasehold improvements at store locations for which Sun Television rejected leases.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-4
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING FEBRUARY 27, 1999

---------------------------------------------------------------------------------------------------------------
                                                                      DEC-98         JAN-99          FEB-99
CASH RECEIPTS AND                                              ------------------------------------------------
DISBURSEMENTS                                                       02-JAN-99      30-JAN-99        27-FEB-99
---------------------------------------------------------------------------------------------------------------
1. CASH-BEGINNING OF MONTH                                        18,671,744.35   12,192,000.98    5,254,547.74
---------------------------------------------------------------------------------------------------------------
                                                         RECEIPTS
---------------------------------------------------------------------------------------------------------------
2. CASH SALES                                                     11,144,912.93    4,026,688.76      586,949.52
---------------------------------------------------------------------------------------------------------------
3. COLLECTION OF ACCOUNTS RECEIVABLE                                 720,053.45            0.00            0.00
---------------------------------------------------------------------------------------------------------------
3a. Liquidator reimbursement for expenses paid by Sun              2,466,384.46      613,010.53    1,025,637.44
---------------------------------------------------------------------------------------------------------------
4. LOANS & ADVANCES (ATTACH LIST)                                          0.00            0.00            0.00
---------------------------------------------------------------------------------------------------------------
5. SALE OF ASSETS                                                 10,608,006.27      453,320.81   20,266,134.34
---------------------------------------------------------------------------------------------------------------
6. OTHER (Primarily Credit Card Receipts)                         19,898,093.35    6,210,403.29    1,180,254.04
---------------------------------------------------------------------------------------------------------------
7. TOTAL RECEIPTS                                                 44,837,450.46   11,303,423.39   23,058,975.34
---------------------------------------------------------------------------------------------------------------
8. TOTAL CASH AVAILABLE                                           63,509,194.81   23,495,424.37   28,313,523.08
---------------------------------------------------------------------------------------------------------------
                                               CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------
                                                                    02-JAN-99       30-JAN-99      30-JAN-99
---------------------------------------------------------------------------------------------------------------
                     PURPOSE                                          AMOUNT         AMOUNT          AMOUNT
---------------------------------------------------------------------------------------------------------------
9. BANK FEES AND DEBT PAYDOWN                                     13,264,379.51    2,902,474.81    6,049,883.14
---------------------------------------------------------------------------------------------------------------
10. ADVERTISING                                                       29,928.08       18,826.08       79,008.20
---------------------------------------------------------------------------------------------------------------
11. MERCHANDISE/PARTS                                                361,754.96      204,547.69       45,284.72
---------------------------------------------------------------------------------------------------------------
12. PAYROLL                                                        2,768,411.49      585,589.80      243,658.73
---------------------------------------------------------------------------------------------------------------
13. STORE RENT                                                     1,304,081.39      333,485.23      646,106.86
---------------------------------------------------------------------------------------------------------------
14. EQUIPMENT RENT                                                    62,118.00       30,735.22       68,441.22
---------------------------------------------------------------------------------------------------------------
15. CONSTRUCTION                                                           0.00            0.00            0.00
---------------------------------------------------------------------------------------------------------------
16. EMPLOYEE EXPENSES/UNIFORMS                                         9,460.98        8,645.60        8,732.94
---------------------------------------------------------------------------------------------------------------
17. FREIGHT/POSTAGE                                                   43,450.00       22,878.65        2,140.20
---------------------------------------------------------------------------------------------------------------
18. GASOLINE                                                               0.00            0.00       32,200.24
---------------------------------------------------------------------------------------------------------------
19. HOTEL/AIR FARE                                                         0.00            0.00        2,853.79
---------------------------------------------------------------------------------------------------------------
20. INSURANCE                                                        228,956.31      253,760.66      198,455.98
---------------------------------------------------------------------------------------------------------------
21. WORKERS COMPENSATION                                              37,660.59       40,475.40       37,756.05
---------------------------------------------------------------------------------------------------------------
22. 401 K TRANSFER                                                    38,527.05       17,121.96            0.00
---------------------------------------------------------------------------------------------------------------
23. MISCELLANEOUS                                                     16,930.89       31,474.16       17,393.36
---------------------------------------------------------------------------------------------------------------
24. GARNISHMENTS                                                      20,841.04        2,469.36        1,986.01
---------------------------------------------------------------------------------------------------------------
25. SUPPLIES/MAINTENANCE                                               4,539.05            0.00       15,366.57
---------------------------------------------------------------------------------------------------------------
26. CUSTOMER REFUNDS                                                  21,860.39            0.00          534.97
---------------------------------------------------------------------------------------------------------------
27. SECURITY                                                          16,473.05        1,872.06        4,226.06
---------------------------------------------------------------------------------------------------------------
28. TAXES                                                          2,262,986.63    1,605,013.17      488,876.84
---------------------------------------------------------------------------------------------------------------
29. TEMPORARY HELP SERVICES                                            8,378.59        7,243.43        6,749.32
---------------------------------------------------------------------------------------------------------------
30. UTILITIES                                                        501,991.32      254,689.87      208,877.36
---------------------------------------------------------------------------------------------------------------
31. WASTE REMOVAL                                                          0.00            0.00        2,642.12
---------------------------------------------------------------------------------------------------------------
32. CONSULTING                                                             0.00            0.00       33,279.69
---------------------------------------------------------------------------------------------------------------
33. THIRD PARTY SERVICERS                                                  0.00            0.00            0.00
---------------------------------------------------------------------------------------------------------------
34. PETTY CASH                                                             0.00            0.00            0.00
---------------------------------------------------------------------------------------------------------------
35. REBATES                                                                0.00            0.00            0.00
---------------------------------------------------------------------------------------------------------------
36. WARRANTY SERVICER                                                166,680.63            0.00            0.00
---------------------------------------------------------------------------------------------------------------
37. Reimbursement to liquidators for sales at closing stores      30,644,522.43   10,939,838.02    2,578,106.25
---------------------------------------------------------------------------------------------------------------
38. U.S. TRUSTEE FEES                                                  9,750.00            0.00            0.00
---------------------------------------------------------------------------------------------------------------
39. PROFESSIONAL FEES                                                697,600.61      410,260.19      392,745.92
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
40. TOTAL DISBURSEMENTS                                           52,521,282.99   17,671,401.36   11,165,306.54
---------------------------------------------------------------------------------------------------------------
41. END OF MONTH BALANCE                                          12,192,000.98    5,254,547.74   17,855,845.23
---------------------------------------------------------------------------------------------------------------


Items 1 & 41: Beginning and Ending Cash balances reflect balances per bank statements.

Items 9 - 40: Disbursements reflect wire and/or ACH transfers and checks written during the period January 31, 1999 through February 27, 1999.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-5
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING FEBRUARY 27, 1999


--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
                     0 - 30 days old                                        0.00
                     -----------------------------------------------------------
                     31 - 60 days old                                       0.00
                     -----------------------------------------------------------
                     61 - 90 days old                                  22,398.69
                     -----------------------------------------------------------
                     91+ days old                                   7,169,180.63
                     -----------------------------------------------------------
                     TOTAL ACCOUNTS RECEIVABLE                      7,191,579.32
                     -----------------------------------------------------------
                     AMOUNTS CONSIDERED UNCOLLECTIBLE              (3,417,211.30)
                     -----------------------------------------------------------
                     ACCOUNTS RECEIVABLE (NET)                      3,774,368.02
--------------------------------------------------------------------------------


-----------------------------------------------------
AGING OF POST PETITION TAXES AND PAYABLES
---------------------------------------------------------------------------------------------------
                               0-30          31-60          61-90          91+
                               DAYS           DAYS           DAYS          DAYS          TOTAL
---------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE (A)       1,543,079.00    500,000.00     400,000.00    800,000.00    3,243,079.00
---------------------------------------------------------------------------------------------------

Note A: Sun's Accounts Payable system does not age the A/P; above aging represents estimate based on review of the accounts payable detail.

-----------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES

===============================================================================================
                               BEGINNING     WITHHELD                    ENDING
                                  TAX          AND/OR     AMOUNT           TAX       DELINQUENT
                               LIABILITY      ACCRUED      PAID         LIABILITY       TAXES
===============================================================================================
FEDERAL
-----------------------------------------------------------------------------------------------
WITHHOLDING**                        0.00    34,596.73    34,596.73        0.00
-----------------------------------------------------------------------------------------------
FICA-EMPLOYEE**                      0.00    14,887.32    14,887.32        0.00
-----------------------------------------------------------------------------------------------
FICA-EMPLOYER**                      0.00    14,887.34    14,887.34        0.00
-----------------------------------------------------------------------------------------------
UNEMPLOYMENT                         0.00       753.65       753.65        0.00
-----------------------------------------------------------------------------------------------
INCOME                               0.00         0.00         0.00        0.00
-----------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                  0.00         0.00         0.00        0.00
-----------------------------------------------------------------------------------------------
TOTAL FEDERAL TAXES                  0.00    65,125.04    65,125.04        0.00            0.00
-----------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------
WITHHOLDING                          0.00    12,701.92    12,701.92        0.00
-----------------------------------------------------------------------------------------------
SALES AND USE                  461,823.35    42,637.61   461,823.35   42,637.61
-----------------------------------------------------------------------------------------------
EXCISE                               0.00         0.00         0.00        0.00
-----------------------------------------------------------------------------------------------
MERCANTILE                      10,311.43         0.00         0.00   10,311.43
-----------------------------------------------------------------------------------------------
UNEMPLOYMENT                         0.00     1,779.53     1,779.53        0.00
-----------------------------------------------------------------------------------------------
REAL PROPERTY                        0.00         0.00         0.00        0.00
-----------------------------------------------------------------------------------------------
PERSONAL PROPERTY                    0.00         0.00         0.00        0.00
-----------------------------------------------------------------------------------------------
PENNSYLVANIA OCCUPATIONAL            0.00         0.00         0.00        0.00
-----------------------------------------------------------------------------------------------
NEW YORK DISABILITY                  0.00         0.00         0.00        0.00
-----------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                  0.00         0.00         0.00        0.00
-----------------------------------------------------------------------------------------------
TOTAL STATE AND LOCAL          472,134.78    57,119.06   476,304.80   52,949.04            0.00
-----------------------------------------------------------------------------------------------
TOTAL TAXES                    472,134.78   122,244.10   541,429.84   52,949.04            0.00
-----------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-6
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING FEBRUARY 27, 1999


THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.


------------------------------------------------------------
BANK RECONCILIATION
                                                               ACCOUNT #1         ACCOUNT #2       ACCOUNT #3
------------------------------------------------------------ ----------------- ---------------- --------------------------------
A.  BANK:                                                    See note below
                                                             ----------------- ---------------- ----------------     TOTAL
B.  ACCOUNT NUMBER:
                                                             ----------------- ---------------- --------------------------------
C.  PURPOSE (TYPE):
------------------------------------------------------------ ----------------- ---------------- ---------------- ---------------
1.  BALANCE PER BANK STATEMENT
------------------------------------------------------------ ----------------- ---------------- ---------------- ---------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED
------------------------------------------------------------ ----------------- ---------------- ---------------- ---------------
3.  SUBTRACT: OUTSTANDING CHECKS
------------------------------------------------------------ ----------------- ---------------- ---------------- ---------------
4.  OTHER RECONCILING ITEMS (ATTACH LIST)
------------------------------------------------------------ ----------------- ---------------- ---------------- ---------------
5.  MONTH END BALANCE PER BOOKS
------------------------------------------------------------ ----------------- ---------------- ---------------- ---------------
6.  NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------ ----------------- ---------------- ---------------- ---------------


Note: Bank Reconciliations for February 1999, copies of bank statements as of the end of February for all bank accounts, and a summary of the activity in each account are included with this MOR. See MOR-6 supporting schedules.


----------------------------------------------------------
INVESTMENT ACCOUNTS

----------------------------------------------------------------------------------------------------------------------------------
                                                             DATE OF          TYPE OF               PURCHASE            CURRENT
BANK ACCOUNT NAME & NUMBER                                  PURCHASE         INSTRUMENT              PRICE               VALUE
----------------------------------------------------------------------------------------------------------------------------------
7. NatCity Investments - 509394078                           12/31/98    Govt. Money Market       1,205,716.87       1,205,716.87
----------------------------------------------------------------------------------------------------------------------------------
8. NatCity Investments - 509394035                           12/31/98    Govt. Money Market      16,262,784.07      16,262,784.07
----------------------------------------------------------------------------------------------------------------------------------
9.
----------------------------------------------------------------------------------------------------------------------------------
10.
----------------------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                            17,468,500.94      17,468,500.94
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------
CASH

----------------------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND - per the Company's Bank Statements                                                                87,344.29
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)                                                            17,855,845.23
----------------------------------------------------------------------------------------------------------------------------------


DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-7
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING FEBRUARY 27, 1999


--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


---------------------------------------------------------------------------------------------------------
                             INSIDERS
------------------------------------------------------------------------------------------    CUMULATIVE
                                                                   TYPE OF        AMOUNT         UNPAID
      NAME                                  POSITION               PAYMENT         PAID         BALANCE
---------------------------------------------------------------------------------------------------------
1. BETH SAVAGE                     CFO, Treasurer & Secretary      salary       $12,307.70        $0.00
---------------------------------------------------------------------------------------------------------
                                                                    bonus       $     0.00
---------------------------------------------------------------------------------------------------------
                                                                  expenses      $    61.38
---------------------------------------------------------------------------------------------------------
2. JIM ROMERO                      VP Operations                   salary       $11,230.76        $0.00
---------------------------------------------------------------------------------------------------------
                                                                    bonus       $     0.00
---------------------------------------------------------------------------------------------------------
                                                                  expenses      $     0.00
---------------------------------------------------------------------------------------------------------
3. JAMES MORAN                     President                      expenses      $ 6,447.56
---------------------------------------------------------------------------------------------------------
4. TOTAL PAYMENTS TO INSIDERS                                                   $30,047.40        $0.00
---------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                                                  PROFESSIONALS
--------------------------------------------------------------------------------------------------------------------------
                                                 TYPE               DATE OF COURT
                                                  OF              ORDER AUTHORIZING    AMOUNT     AMOUNT      TOTAL PAID
              NAME                           PROFESSIONAL              PAYMENT        APPROVED     PAID         TO DATE
--------------------------------------------------------------------------------------------------------------------------
1. Kirkland & Ellis                            Attorney                09/16/98         0.00       0.00        222,972.10
--------------------------------------------------------------------------------------------------------------------------
2. Business Regeneration Services             Accountant               09/16/98         0.00       0.00        493,967.69
--------------------------------------------------------------------------------------------------------------------------
3. KPMG Peat Marwick LLP                      Accountant               09/16/98         0.00       0.00         72,678.00
--------------------------------------------------------------------------------------------------------------------------
4. Otterbourg, Steindler, Houston &            Attorney                09/16/98         0.00       0.00        218,860.92
--------------------------------------------------------------------------------------------------------------------------
5. Porter, Wright, Morris & Arthur             Attorney                09/16/98         0.00       0.00         40,348.52
--------------------------------------------------------------------------------------------------------------------------
6. Young, Conaway, Stargatt &                  Attorney                09/16/98         0.00       0.00         36,998.42
--------------------------------------------------------------------------------------------------------------------------
7. Donlin, Recano & Company, Inc.         Claims Consultant            09/16/98         0.00       0.00         65,397.06
--------------------------------------------------------------------------------------------------------------------------
8. Ernst & Young LLP                          Accountant               09/16/98         0.00       0.00        210,444.80
--------------------------------------------------------------------------------------------------------------------------
9. TOTAL PAYMENTS TO PROFESSIONALS                                                      0.00       0.00      1,361,667.51
--------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------

ADEQUATE PROTECTION PAYMENTS
---------------------------------------------------------------------------------------------------------------------
                                                             SCHEDULED                   AMOUNTS
                                                             MONTHLY                       PAID             TOTAL
                                                             PAYMENTS                      DURING           UNPAID
NAME OF CREDITOR                                               DUE                         MONTH         POSTPETITION
---------------------------------------------------------------------------------------------------------------------
1. BankBoston Retail Finance, Inc. Term Loan        Interest due the first day of         60,699.17     none
---------------------------------------------------------------------------------------------------------------------
2.                                                   each month
---------------------------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------------------------
6. TOTAL
---------------------------------------------------------------------------------------------------------------------


DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-8
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING FEBRUARY 27, 1999


----------------------------------------------------------------------------------------------------------------
QUESTIONNAIRE                                                                                  YES        NO
----------------------------------------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
    THIS REPORTING PERIOD?                                                                     X
----------------------------------------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
    ACCOUNT?                                                                                               X
----------------------------------------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                 X
----------------------------------------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                          X
----------------------------------------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                X
----------------------------------------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                           X
----------------------------------------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                           X
----------------------------------------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                       X
----------------------------------------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                             X
----------------------------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                             X
----------------------------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                           X
----------------------------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                        X
----------------------------------------------------------------------------------------------------------------


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.


Item #1 - Pursuant to Bankruptcy Court orders on or about January 26, 1999, January 13, 1999, and November 10, 1998, Office
---------------------------------------------------------------------------------------------------------------------------------
          Depot, MTB Corporation and Gregg Appliances, respectively, purchased certain real estate holdings and acquired
---------------------------------------------------------------------------------------------------------------------------------
          certain leases of Sun's stores. Pursuant to a Bankruptcy Court order on or about January 26, 1999, Boscov's Inc.
---------------------------------------------------------------------------------------------------------------------------------
          acquired Sun's service parts inventory.  See MOR-3 supporting schedules for analysis of the real estate, leases and
---------------------------------------------------------------------------------------------------------------------------------
          parts inventory sold.
---------------------------------------------------------------------------------------------------------------------------------
Item #2 - In accordance with a first day motion approved by the Bankruptcy Court, Sun Television's existing pre-petition
---------------------------------------------------------------------------------------------------------------------------------
          bank accounts are Debtor-in-Possession bank accounts.
---------------------------------------------------------------------------------------------------------------------------------
Item #11 - In connection with the closing of the sale of real estate to and acquisition of leases by Office Depot, Sun Television paid outstanding pre-petition real estate taxes.
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
INSURANCE                                                         YES     NO
-------------------------------------------------------------------------------
1.  ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                       X
-------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                         X
-------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.                                 X
-------------------------------------------------------------------------------


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


Item 2: Note that approximately $10,000 in General Liability insurance premium related to several new stores opened during
-----------------------------------------------------------------------------------------------------------------------------------
fiscal 1999 were NOT billed to the Company until subsequent to the Petition Date and are therefore included as a Pre-petition debt.
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                      INSURANCE POLICIES
--------------------------------------------------------------------------------------------------------------------------------
          TYPE OF                                                                                         PAYMENT AMOUNT
          POLICY                           CARRIER                         PERIOD COVERED                   & FREQUENCY
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Commercial Property & Casualty        C N A                            10/1/98 through 9/30/99         - $287,100 paid 10/1/98
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       - $192,463 due 1/1/99
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       and 4/1/99
--------------------------------------------------------------------------------------------------------------------------------
Directors & Officers Liability        Genesis Insurance Co.            7/21/98 through 7/21/99         - $199,000 paid in full
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       7/27/98
--------------------------------------------------------------------------------------------------------------------------------
Workers Compensation                  EBI Companies                   10/19/97 through 10/18/98        - $21,101 for 12/97&1/98
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       - $28,364 per month for
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       2/98 - 8/98
--------------------------------------------------------------------------------------------------------------------------------
Workers Compensation                  EBI Companies                 10/19/98 through 11/18/98 (A)      - $41,958 paid 11/2/98
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Workers Compensation                  Various State Funds           11/19/98 through final store       - $113,740 paid 11/13/98
--------------------------------------------------------------------------------------------------------------------------------
                                                                 closing date in various states (B)
---------------------------------------------------------------------------------------------------------------------------------

                               Note A: EBI granted Sun Television a 30 day
                                       extension on the WC policy.

                               Note B: Sun applied for state fund coverage in
                                       Pennsylvania, Indiana, Virginia, New
                                       York and Kentucky. No coverage was
                                       necessary for Tennessee as final store
                                       closed in that state on November 8,
                                       1998. Sun was required to apply for
                                       State Fund coverage for WC due to the
                                       EBI Companies denying coverage after the 30 day extension period. Sun is still self-insured in Ohio and West Virginia. As of the end of February, Sun was in the process of arranging for final audits on its workers compensation accounts in all states except Ohio in order to close the accounts.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-9
                                                       ACCRUAL BASIS - UNAUDITED



                            MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING FEBRUARY 27, 1999


---------------------------------------------------------------------------------------------------------
                                                PERSONNEL

---------------------------------------------------------------------------------------------------------
                                                                         FULL TIME    PART TIME    TOTAL
---------------------------------------------------------------------------------------------------------
1.  Total number of employees at beginning of period                         57           0          57
---------------------------------------------------------------------------------------------------------
2.  Number of employees hired during the period                               0           0           0
---------------------------------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the period             (9)          0          (9)
---------------------------------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period                    48           0          48
---------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                CHANGE OF ADDRESS

--------------------------------------------------------------------------------


If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE: _______N/A______________

NEW ADDRESS: ___________________N/A________________________

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                     FEBRUARY 1999 MONTHLY OPERATING REPORT





                         SUPPORTING SCHEDULE FOR MOR-3


                CALCULATION OF GAIN ON ACQUISITION OF LEASES BY
                                  OFFICE DEPOT

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                             (Debtors-in-Possession)
                          Case No. 98-2107 and 98-2109
                            MOR-3 SUPPORTING SCHEDULE

          CALCULATION OF GAIN ON ACQUISITION OF LEASES BY OFFICE DEPOT


PROCEEDS TO BE RECEIVED FROM OFFICE DEPOT:
------------------------------------------

    Total Purchase Price                                                               $ 1,053,117

    Adjustments to Proceeds:

          Fixed rent adjustment credited to Sun Television                65,028

          Landlord cure payments                                         (47,615)

          Property tax adjustments for 1998 and pro-rated 1999           (43,040)

          Common area maintenance charges credited to Office Depot        (9,852)

          Utilities and misc. expenses credited to Office Depot          (25,148)

          Closing costs                                                   (1,550)
                                                                     -----------

    Total Adjustments to Proceeds                                                          (62,177)
                                                                                       -----------

    Total Proceeds to be Received                                                      $   990,940
                                                                                       ===========


GAIN ON SALE OF PROPERTIES:
---------------------------

    Net book value of properties acquired by Office Depot            $   387,039

    Closing costs                                                          1,550
                                                                     -----------

                                                                         388,589

    Purchase price                                                     1,053,117
                                                                     -----------

                       GAIN ON SALE OF PROPERTIES                    $   664,528
                                                                     ===========


PROCEEDS RECEIVED FROM OFFICE DEPOT:
------------------------------------

    Deposit                                                          $   162,403

    February 5, 1999 funding                                             675,112

    Released from escrow March 2, 1999                                    69,811
                                                                     -----------

          Total proceeds received                                        907,326

          Escrow balance                                                  83,614
                                                                     -----------

          Total proceeds to be received                              $   990,940
                                                                     ===========


                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                     FEBRUARY 1999 MONTHLY OPERATING REPORT





                         SUPPORTING SCHEDULES FOR MOR-3


                 CALCULATION OF GAIN ON ACQUISITION OF LEASE BY
                                 MTB CORPORATION

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                             (Debtors-in-Possession)
                          Case No. 98-2107 and 98-2109
                            MOR-3 SUPPORTING SCHEDULE

         CALCULATION OF GAIN ON ACQUISITION OF LEASE BY MTB CORPORATION


PROCEEDS TO BE RECEIVED FROM MTB CORPORATION:
---------------------------------------------

   Total Purchase Price                                                  $ 375,000

   Adjustments to Proceeds:

         Landlord settlement payment                         (125,000)

         Building repairs credited to MTB Corporation          (2,508)
                                                            ---------

   Total Adjustments to Proceeds                                          (127,508)
                                                                         ---------

   Total Proceeds to be Received                                         $ 247,492
                                                                         =========


GAIN ON SALE OF PROPERTY:
-------------------------

   Net book value of property acquired by MTB Corporation   $  76,092

   Landlord settlement                                        125,000

   Building repairs paid through closing                        2,508
                                                            ---------

                                                              203,600

   Purchase price                                             375,000
                                                            ---------

                      GAIN ON SALE OF PROPERTY              $ 171,400
                                                            =========


PROCEEDS RECEIVED FROM MTB CORPORATION:
---------------------------------------

   February 9, 1999 funding                                 $ 233,902

   Refund received from New Plan Realty - March 19, 1999       13,590
                                                            ---------

         Total proceeds received                              247,492
                                                            =========


                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                     FEBRUARY 1999 MONTHLY OPERATING REPORT





                         SUPPORTING SCHEDULE FOR MOR-3


                CALCULATION OF LOSS ON ACQUISITION OF LEASES BY
                             GREGG APPLIANCES, INC.

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                             (Debtors-in-Possession)
                          Case No. 98-2107 and 98-2109
                            MOR-3 SUPPORTING SCHEDULE

     CALCULATION OF LOSS ON ACQUISITION OF LEASES BY GREGG APPLIANCES, INC.


PROCEEDS TO BE RECEIVED FROM GREGG APPLIANCES, INC.:
----------------------------------------------------

   Total Purchase Price                                                            $ 200,000

   Adjustments to Proceeds:

         Landlord cure payments                                        (15,619)

         Mechanic's lien                                               (50,615)

         Closing costs                                                  13,416
                                                                     ---------

   Total Adjustments to Proceeds                                                     (52,818)
                                                                                   ---------

   Total Proceeds to be Received                                                   $ 147,182
                                                                                   =========


LOSS ON SALE OF PROPERTIES:
---------------------------

   Net book value of properties acquired by Gregg Appliances, Inc.   $ 378,603

   Closing costs                                                       (13,416)
                                                                     ---------

                                                                       365,187

   Purchase price                                                      200,000
                                                                     ---------

                      LOSS ON SALE OF PROPERTIES                     ($165,187)
                                                                     =========


PROCEEDS RECEIVED FROM GREGG APPLIANCES,INC.:
---------------------------------------------

   February 10, 1999 funding                                         $ 147,182
                                                                     =========


                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                     FEBRUARY 1999 MONTHLY OPERATING REPORT





                         SUPPORTING SCHEDULE FOR MOR-3


                  CALCULATION OF LOSS ON SALE OF SERVICE PARTS
                          INVENTORY TO BOSCOV'S, INC.

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                             (Debtors-in-Possession)
                          Case No. 98-2107 and 98-2109
                            MOR-3 SUPPORTING SCHEDULE

    CALCULATION OF LOSS ON SALE OF SERVICE PARTS INVENTORY TO BOSCOV'S, INC.




LOSS ON SALE OF SERVICE PARTS INVENTORY:
----------------------------------------

    Book value of service parts inventory acquired by Boscov's, Inc.  $ 550,000

    Purchase price                                                      171,500
                                                                      ---------

                       LOSS ON SALE OF SERVICE PARTS INVENTORY        ($378,500)
                                                                      =========


PROCEEDS RECEIVED FROM BOSCOV'S, INC.:
--------------------------------------

    December 31, 1998 funding                                         $  52,500

    February 2, 1999 funding                                            119,000
                                                                      ---------

                       TOTAL PROCEEDS                                 $ 171,500
                                                                      =========

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                     FEBRUARY 1999 MONTHLY OPERATING REPORT





                         SUPPORTING SCHEDULES FOR MOR-4

                       SUMMARY OF BANK STATEMENT ACTIVITY


Debtor:                                                      MOR-4 Supporting Schedule                      Case No. 98-02107
   Sun Television and Appliances, Inc.                                                                           and 98-02109
   Sun TV and Appliances, Inc.                                                                           Jointly Administered

BANK                                                        BANKBOSTON              BANKBOSTON             NATIONAL CITY

ACCOUNT NAME                                                BRF, INC. FOR           BBRF AS AGENT FOR
                                                            PROCEEDS FROM           SUN TV
                                                            SUN TV & APPLIANCES     CASH COLLATERAL        CONCENTRATION

ACCOUNT NUMBER                                              804-81979               898-28038              394035037
-----------------------------------------------------------------------------------------------------------------------------

BALANCE 1/30/99                                                 75,000.00                  864,290.32           1,700.40


STORE DEPOSITS                                                                                                586,949.52
TRANSFERS FROM SMALL BANKS                                                                                    290,138.29
CREDIT CARD DEPOSITS, NET                                    1,180,254.04
MTB CORPORATION - REAL ESTATE PROCEEDS                                                                     13,101,976.42
OFFICE DEPOT - REAL ESTATE PROCEEDS                                                                           837,515.41
H.H. GREGG - REAL ESTATE PROCEEDS                                                                             147,181.44
BOSCOV - SERVICE PARTS INVENTORY PROCEEDS                                                                     119,000.00
GENCO - DEFECTIVE INVENTORY PROCEEDS                            10,577.93
UNIVERSAL/PETTERS - EXPENSE REIMBURSEMENT                                                                   1,025,637.44
TRANSFERS TO/FROM BANKBOSTON A/C 898-28038                    (339,728.57)                (103,805.97)                --
TSF TO BANKBOSTON A/C 804-81979
WIRE TSF TO UNIVERSAL/PETTERS - STORE RECEIPTS                                             (59,005.21)     (1,259,550.52)
WIRE TSF TO SUN TV CONCENTRATION ACCOUNT                      (854,026.80)                (701,473.14)      1,555,499.94
WIRE TSF TO VENDORS                                                                                          (990,736.42)
WIRE TSF TO NCB A/CS - P/R, W/C, HEALTH INS, PROF FEES                                                       (240,957.02)
WIRE TSF FROM/TO SUN TV SEI INVESTMENT FUND                                                               (13,800,000.00)
CHECKS PAID                                                                                                (1,385,110.90)
BANKBOSTON LEGAL FEES REFUNDED                                                                                 48,107.48
WIRES OUT - DIRECT DEP. & P/R TAX
NSF CHECKS                                                                                                     (2,217.64)
BANK/CREDIT CARD FEES                                                                           (6.00)         (3,387.06)


-----------------------------------------------------------------------------------------------------------------------------
BALANCE 2/27/99                                                 72,076.60                          --          31,746.78
                                                             ================================================================



Beginning of month balance - above accounts                  1,303,889.17
Beginning of month balance - small banks                       300,089.20
                                                             ------------
Beginning of month balance - all accounts                    1,603,978.37
                                                             ============


End of month balance - above accounts                          378,689.90
End of month balance - small banks                               8,654.39
                                                             ------------
End of month balance - all accounts                            387,344.29
                                                             ============




BANK                                           NATIONAL CITY  NATIONAL CITY    NATIONAL CITY     NATIONAL CITY    HUNTINGTON NAT'L

ACCOUNT NAME
                                               WORKERS                         HEALTH            PROFESSIONAL     OLD
                                               COMPENSATION   PAYROLL          INSURANCE         FEES             PAYROLL

ACCOUNT NUMBER                                 3941035053     394035045        394034958         394078205        01891448090
---------------------------------------------------------------------------------------------------------------------------------

BALANCE 1/30/99                                    20,028.17      67,655.85        69,173.10        1,000.00          205,041.33


STORE DEPOSITS
TRANSFERS FROM SMALL BANKS
CREDIT CARD DEPOSITS, NET
MTB CORPORATION - REAL ESTATE PROCEEDS
OFFICE DEPOT - REAL ESTATE PROCEEDS
H.H. GREGG - REAL ESTATE PROCEEDS
BOSCOV - SERVICE PARTS INVENTORY PROCEEDS
GENCO - DEFECTIVE INVENTORY PROCEEDS
UNIVERSAL/PETTERS - EXPENSE REIMBURSEMENT
TRANSFERS TO/FROM BANKBOSTON A/C 898-28038
TSF TO BANKBOSTON A/C 804-81979
WIRE TSF TO UNIVERSAL/PETTERS -
  STORE RECEIPTS
WIRE TSF TO SUN TV CONCENTRATION ACCOUNT
WIRE TSF TO VENDORS
WIRE TSF TO NCB A/CS - P/R, W/C,
 HEALTH INS, PROF FEES                             21,260.79     219,696.23       (69,173.10)
WIRE TSF FROM/TO SUN TV SEI INVESTMENT FUND
CHECKS PAID                                       (23,990.38)    (92,356.04)                                               (113.63)
BANKBOSTON LEGAL FEES REFUNDED
WIRES OUT - DIRECT DEP. & P/R TAX                               (143,355.80)
NSF CHECKS
BANK/CREDIT CARD FEES


----------------------------------------------------------------------------------------------------------------------------------
BALANCE 2/27/99                                    17,298.58      51,640.24               --          1,000.00          204,927.70
                                              ====================================================================================



DEBTOR:                                                                       MOR-4 SUPPORTING SCHEDULE           CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                                                                                 AND 98-02109
   SUN TV AND APPLIANCES, INC.                                                                                 JOINTLY ADMINISTERED


                                                                                         BALANCE         TOTAL
   STORE #     NAME                        BANK                    ACCOUNT               1/31/99        CREDITS       NSF CKS
--------------------------------------------------------------------------------------------------------------------------------
     217       FINDLAY                     OHIO BANK               7067480            $  14,433.20        $ -       $       -
     239       LIMA                        BANK ONE                021012644             39,056.97
     240       ERIE                        PNC                     61-0169-0677          89,267.01
     242       BECKLEY                     BANK ONE WEST           625599303             44,581.92
     245       PARKERSBURG                 WESBANCO                310798542             19,153.29
    258/62     CHARLESTON/HUNTINGTON       HUNTINGTON BANK         1221021524            77,947.29                    (979.42)
     270       COLUMBUS,IN                 IRWIN UNION BANK.       39658034               1,110.70
     272       RICHMOND, KY                NATIONAL CITY BANK      354073282             14,538.82

                                                                                      ------------------------------------------
                                           GRAND TOTALS                               $ 300,089.20        $ -       $ (979.42)
                                                                                      ==========================================


Debtor:                                                                       MOR-4 Supporting Schedule           Case No. 98-02107
   Sun Television and Appliances, Inc.                                                                                 and 98-02109
   Sun TV and Appliances, Inc.                                                                                 Jointly Administered


                                                                                                                     BALANCE
   STORE #     NAME                        BANK                    ACCOUNT          BANK FEES        TRANSFERS       2/28/99
------------------------------------------------------------------------------------------------------------------------------
     217       FINDLAY                     OHIO BANK               7067480          $       -      $ (13,000.00)    $ 1,433.20
     239       LIMA                        BANK ONE                021012644           (14.61)       (38,000.00)      1,042.36
     240       ERIE                        PNC                     61-0169-0677                      (89,267.01)             -
     242       BECKLEY                     BANK ONE WEST           625599303                         (43,000.00)      1,581.92
     245       PARKERSBURG                 WESBANCO                310798542                         (18,000.00)      1,153.29
    258/62     CHARLESTON/HUNTINGTON       HUNTINGTON BANK         1221021524         (124.12)       (75,000.00)      1,843.75
     270       COLUMBUS,IN                 IRWIN UNION BANK.       39658034                                           1,110.70
     272       RICHMOND, KY                NATIONAL CITY BANK      354073282           (49.65)       (14,000.00)        489.17

                                                                                ----------------------------------------------
                                           GRAND TOTALS                             $ (188.38)     $(290,267.01)    $ 8,654.39
                                                                                ==============================================



                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                     FEBRUARY 1999 MONTHLY OPERATING REPORT





                         SUPPORTING SCHEDULES FOR MOR-4

                        ANALYSIS OF BANKBOSTON TERM LOAN

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                              DEBTORS IN POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                     FOR THE MONTH ENDING FEBRUARY 27, 1999

                            MOR-4 SUPPORTING SCHEDULE

                 ANALYSIS OF BANKBOSTON TERM LOAN DURING PERIOD



BALANCE AT 1/30/99                                           3,764,183.97

PAYDOWN ON 2/1/99                                            (3,764,183.9(1)
                                                             ------------

BALANCE AT 2/27/99, PER BANK STATEMENT                                 --

UNAMORTIZED DISCOUNT                                                   --
                                                             ------------

BALANCE AT 2/27/99, PER FINANCIAL STATEMENTS                           --
                                                             ============



(1) Represents proceeds from sale of real estate to MTB applied to the term loan.

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                     FEBRUARY 1999 MONTHLY OPERATING REPORT





                         SUPPORTING SCHEDULES FOR MOR-4

                    DETAIL LISTING OF ACH AND WIRE TRANSFERS

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                              DEBTORS IN POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                     FOR THE MONTH ENDING FEBRUARY 27, 1999
        (Covering the period January 31, 1999 through February 27, 1999)

                            MOR-4 SUPPORTING SCHEDULE

                 SUMMARY OF ACH AND WIRE TRANSFERS DURING PERIOD

        Type             Date                        Vendor                     Amount          ACH/Wire
        ----             ----                        ------                     ------          --------

  Equipment Rental      2/5/99    Ameritech                                        66,483.81       Wire
                                                                            ----------------
                                                     Total Equipment Rental        66,483.81
                                                                            ----------------

       Freight           2/1/99   Salem Logistics                                   1,230.00       Wire
       Freight          2/26/99   Salem Logistics                                     884.95       Wire
                                                                            -----------------
                                                              Total Freight         2,114.95
                                                                            -----------------

      Insurance          2/8/99   Medical Mutual                                   15,605.06       Wire
      Insurance         2/12/99   Medical Mutual                                   22,911.03       Wire
      Insurance         2/18/99   Medical Mutual                                   12,990.25       Wire
      Insurance         2/26/99   Medical Mutual                                   15,752.24       Wire
                                                                            -----------------
                                                            Total Insurance        67,258.58
                                                                            -----------------

     Liquidators        2/1/99    Universal/Petters                                30,226.82       Wire
     Liquidators        2/2/99    Universal/Petters                               181,953.76       Wire
     Liquidators        2/3/99    Universal/Petters                               239,685.76       Wire
     Liquidators        2/3/99    Universal/Petters                               115,756.66       Wire
     Liquidators        2/8/99    Universal/Petters                               237,133.31       Wire
     Liquidators        2/9/99    Universal/Petters                               160,390.55       Wire
     Liquidators        2/10/99   Universal/Petters                                69,575.72       Wire
     Liquidators        2/12/99   Universal/Petters                               224,827.91       Wire
                                                                            -----------------
                                                          Total Liquidators     1,259,550.52
                                                                            -----------------

       Payroll          2/11/99   ADP                                             128,495.41        ACH
       Payroll          2/25/99   ADP                                              91,200.82        ACH
                                                                            -----------------
                                                              Total Payroll       219,696.23
                                                                            -----------------

    Professional        2/3/99    Business Regeneration                           137,646.32       Wire
    Professional        2/3/99    The Hausman Companies                           254,520.71       Wire
                                                                            -----------------
                                                         Total Professional       392,167.03
                                                                            -----------------

        Rent            2/3/99    Oxford Development                               51,650.69       Wire
                                                                            -----------------
                                                                 Total Rent        51,650.69
                                                                            -----------------

      Sales Tax         2/19/99   PA Sales Tax                                      1,295.70       ACH
      Sales Tax         2/23/99   Ohio Sales Tax                                  409,765.66       ACH
                                                                            -----------------
                                                            Total Sales Tax       411,061.36
                                                                            -----------------

    Workers Comp        2/25/99   M&N Risk Management                              21,260.79       ACH
                                                                            -----------------
                                                 Total Workers Compensation        21,260.79
                                                                            -----------------


                      TOTAL WIRE AND ACH TRANSFERS                              2,491,243.96
                                                                            =================

                                                                          1 of 1

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                     FEBRUARY 1999 MONTHLY OPERATING REPORT





                         SUPPORTING SCHEDULES FOR MOR-4

                        DETAIL LISTING OF CHECKS WRITTEN

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                            (Debtors-In-Possession)
                          Case No. 98-2107 and 98-2109
                           MOR-4 SUPPORTING SCHEDULE

          POST-PETITION CHECKS FOR THE PERIOD 1/31/99 THROUGH 2/27/99
                  (Associate payroll checks are not included)


---------------------
  Check Date
---------------------
YEAR      MON    DAY      CHECK# PAYEE                                                 TYPE               AMOUNT
------------------------------------------------------------------------------------------------------------------
 99        2      18      713033 ACTIONAD AERIAL SIGNS                              Advertising             250.00
 99        2      26      713205 ADVO INC                                           Advertising           2,850.17
 99        2       5      712834 AKRON BEACON JOURNAL                               Advertising           8,904.34
 99        2      26      713193 ASSOCIATED PRESS                                   Advertising           6,046.53
 99        2      26      713201 CHILLICOTHE GAZETTE                                Advertising          10,692.30
 99        2      26      713199 COLUMBUS DISPATCH                                  Advertising          17,221.42
 99        2      18      713117 DWIGHT YAEGER TYPOGRAPHER INC                      Advertising             239.54
 99        2      26      713197 DYMENT DISTRIBUTION SERVICES                       Advertising          11,160.00
 99        2      18      713026 FRONTIERVISION ADVERTISING                         Advertising              13.60
 99        2      18      713045 FRONTIERVISION ADVERTISING                         Advertising             702.10
 99        2      26      713200 INSIGHT MEDIA ADVERTISING                          Advertising           6,327.40
 99        2      18      713046 MARCUS MEDIA                                       Advertising             561.00
 99        2      18      713074 REGISTER PUBLICATIONS                              Advertising             103.11
 99        2      16      712975 S K ADVERTISING                                    Advertising           2,478.00
 99        2      26      713203 TCI MEDIA SERVICES                                 Advertising           2,318.01
 99        2      11      712908 THE HERALD-DISPATCH                                Advertising             764.08
 99        2      26      713202 THE JEFFERSONIAN COMPANY INC                       Advertising           1,873.40
 99        2      18      713102 THE OGDEN NEWSPAPERS INC                           Advertising              14.85
 99        2      11      712910 THE REPUBLIC                                       Advertising             230.08
 99        2      18      713112 TIMES PUBLISHING CO                                Advertising             309.64
 99        2      11      712911 VINCENT PRINTING COMPANY INC                       Advertising              92.13
 99        2      18      713116 WLIO TELEVISION                                    Advertising             346.38
 99        2      23      713150 WTOV TV                                            Advertising           4,547.50
 99        2      18      713021 WVVA TELEVISION                                    Advertising             714.00
 99        2      18      713032 WZAZ 98.9                                          Advertising             248.62
------------------------------------------------------------------------------------------------------------------
                                                Advertising                                              79,008.20
------------------------------------------------------------------------------------------------------------------
 99        2       2      712828 JADE INC                                           Consulting            1,284.69
 99        2       2      712815 MAPSYS INC                                         Consulting           10,560.00
 99        2      23      713145 OPEN TECHNOLOGY GROUP INC                          Consulting           21,435.00
------------------------------------------------------------------------------------------------------------------
                                                Consulting                                               33,279.69
------------------------------------------------------------------------------------------------------------------
 99        2      16      712973 ARLINGTON LAWNCARE INC                           Contract Labor          2,466.10
 99        2      18      713014 AUTHORIZED SERVICE INC                           Contract Labor            175.00
 99        2      18      713081 DAVE KRANNICH                                    Contract Labor            262.00
 99        2      18      713088 EVERBRITE INC.                                   Contract Labor            210.00
 99        2      18      713095 IBM                                              Contract Labor            359.55
 99        2      26      713204 PTG LOGISTICS                                    Contract Labor            830.14
 99        2      26      713195 SUNRISE INDUSTRIES                               Contract Labor          1,269.40
 99        2      10      712894 TAILORED MANAGEMENT                              Contract Labor          1,113.53
 99        2      18      713113 TERMINIX INTERNATIONAL                           Contract Labor             63.60
------------------------------------------------------------------------------------------------------------------
                                               Contract Labor                                             6,749.32
------------------------------------------------------------------------------------------------------------------
 99        2       8      712859 AMERITECH CREDIT CORPORATION                    Equipment Rental         1,017.63
 99        2      18      713047 HART SYSTEMS INC                                Equipment Rental            78.75
 99        2      15      712931 J R CAMPBELL EQUIPMENT CO                       Equipment Rental           399.37
 99        2      18      713103 PENSKE TRUCK LEASING CO., L.P.                  Equipment Rental           461.66
------------------------------------------------------------------------------------------------------------------
                                               Equipment Rental                                           1,957.41
------------------------------------------------------------------------------------------------------------------
 99        2       5      712835 INTERNATIONAL ASSET RECOVERY I                Furniture & Equipment     14,152.80
------------------------------------------------------------------------------------------------------------------
                                            Furniture & Equipment                                        14,152.80
------------------------------------------------------------------------------------------------------------------
 99        2      11      712913 CHAPTER 13 TRUSTEE                                 Garnishment             401.08
 99        2      24      713175 CHAPTER 13 TRUSTEE                                 Garnishment             154.62
 99        2      11      712914 FRANKLIN COUNTY C S E A                            Garnishment             606.85
 99        2      24      713171 FRANKLIN COUNTY C S E A                            Garnishment             606.85
 99        2      24      713173 JUDY CASERTA                                       Garnishment              28.31
 99        2      11      712915 PHEAA                                              Garnishment              94.15
 99        2      24      713172 PHEAA                                              Garnishment              94.15
------------------------------------------------------------------------------------------------------------------
                                                 Garnishment                                              1,986.01
------------------------------------------------------------------------------------------------------------------
 99        2      10      712896 ACORDIA/MCELROY-MINISTER                            Insurance           92,333.56
 99        2       8      712865 CIGNA DENTAL HEALTH, INC.                           Insurance            5,918.46
 99        2       9      712888 THE PMA GROUP                                       Insurance           32,945.38
------------------------------------------------------------------------------------------------------------------
                                                  Insurance                                             131,197.40
------------------------------------------------------------------------------------------------------------------
 99        2      18      713017 AMERIHOST INN PARKERSBURG                            Lodging                75.18
 99        2      18      713069 COMFORT INN                                          Lodging               224.07


                                                                          1 of 6

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                            (Debtors-In-Possession)
                          Case No. 98-2107 and 98-2109
                           MOR-4 SUPPORTING SCHEDULE

          POST-PETITION CHECKS FOR THE PERIOD 1/31/99 THROUGH 2/27/99
                  (Associate payroll checks are not included)


 99        2      18      713060 CROSS COUNTRY INN                                       Lodging                 98.10
 99        2      18      713051 RAMADA INN BECKLEY                                      Lodging                 98.10
 99        2       8      712860 RED ROOF INN OF ZANESVILLE                              Lodging              1,365.89
 99        2      25      713183 RED ROOF INN OF ZANESVILLE                              Lodging                248.95
 99        2      18      713105 RED ROOF INNS INC                                       Lodging                472.60
 99        2      18      713018 SHONEY'S INN-BECKLEY                                    Lodging                112.71
 99        2      18      713079 WHEELING INN                                            Lodging                158.19
----------------------------------------------------------------------------------------------------------------------
                                                  Lodging                                                     2,853.79
----------------------------------------------------------------------------------------------------------------------
 99        2      26      713190 A B C FIRE EXTINGUISHER CO                            Maintenance               35.47
 99        2      26      713192 ADVANCE SIGN GROUP                                    Maintenance            2,992.82
 99        2      18      713039 BRUNER CORPORATION                                    Maintenance              207.00
 99        2      18      713043 BUSINESS CREDIT LEASING                               Maintenance              265.64
 99        2      18      713035 BYERS CHEVROLET                                       Maintenance               60.91
 99        2      18      713062 CROWN FLOOR MAINTENANCE INC CO                        Maintenance               68.90
 99        2      23      713156 EDDIE'S GLASS                                         Maintenance            1,283.15
 99        2      18      713087 ENGINEERING EXCELLENCE INC                            Maintenance              323.75
 99        2      18      713091 GENERAL EXTERMINATING CO                              Maintenance               38.16
 99        2      18      713098 H E NEUMANN CO                                        Maintenance              227.00
 99        2      18      713094 INGERSOLL LANDSCAPE & LAWN                            Maintenance               37.01
 99        2      18      713097 LAWSON PRODUCTS INC                                   Maintenance               42.76
 99        2      18      713008 NAPA                                                  Maintenance              313.11
 99        2      18      713099 OBETZ HARDWARE                                        Maintenance               35.44
 99        2      18      713019 OTIS ELEVATOR COMPANY                                 Maintenance              163.97
 99        2      18      713025 ROTO ROOTER SERVICES COMPANY                          Maintenance               69.00
 99        2      18      713111 S A COMUNALE CO INC                                   Maintenance              114.00
 99        2      18      713109 SENSORMATIC                                           Maintenance              433.10
 99        2      18      713110 SSC TOOL & SUPPLY CO                                  Maintenance               50.63
 99        2      18      713022 T & D CLEANING SERVICE                                Maintenance              466.40
----------------------------------------------------------------------------------------------------------------------
                                                 Maintenance                                                  7,228.22
----------------------------------------------------------------------------------------------------------------------
 99        2       9      712871 AUVICASE AMERICA INC                                  Merchandise           22,522.50
 99        2       9      712872 ERICSSON INC. (ACCESSORIES)                           Merchandise            1,776.00
 99        2       9      712873 EUREKA COMPANY                                        Merchandise               50.21
 99        2       9      712870 LARAL GROUP LLC                                       Merchandise            1,792.00
 99        2       9      712874 METRA                                                 Merchandise           12,183.95
----------------------------------------------------------------------------------------------------------------------
                                                 Merchandise                                                 38,324.66
----------------------------------------------------------------------------------------------------------------------
 99        2      25      713186 BOWNE OF CLEVELAND INC                               Miscellaneous           2,378.32
 99        2      18      713071 CORPORATE INVESTOR CMMNCTN INC                       Miscellaneous               6.06
           2      18      713082 DEAN WITTER REYNOLDS                                  Maintenance              172.72
           2      18      713027 DONATOS PIZZA, INC.                                   Maintenance              290.57
 99        2      12      712925 MARY J CHISLOM                                       Miscellaneous              15.26
 99        2      18      713080 SALOMON SMITH BARNEY                                 Miscellaneous             204.33
 99        2      18      713023 SCAN                                                 Miscellaneous             173.30
----------------------------------------------------------------------------------------------------------------------
                                                Miscellaneous                                                 3,240.56
----------------------------------------------------------------------------------------------------------------------
 99        2      18      713012 AADAMS APPLIANCE SERVICE INC                             Parts                 141.74
 99        2      18      713028 AMERICAN ACTION                                          Parts                  45.25
 99        2      18      713083 AUDIO VIDEO DEPOT                                        Parts                 174.80
 99        2      18      713006 AVANTI PRODUCTS INC                                      Parts                 189.52
 99        2      18      713038 BLUE CHIP ELECTRONICS                                    Parts                 129.90
 99        2      18      713066 CAPITAL CITY APPLIANCE SERVICE                           Parts                 132.91
 99        2      18      713085 CARE CO                                                  Parts                 152.29
 99        2      18      713042 CINCINNATI COMPUTER SERVICE                              Parts                  94.50
 99        2      18      713058 DIGITAL WEST MARKETING INC                               Parts                 207.25
 99        2      18      713078 EPSON ACCESSORIES INC                                    Parts                  51.88
 99        2      18      713061 EXCEL DISTRIBUTING INC                                   Parts                  43.03
 99        2      18      713093 HATZLACHH SUPPLY INC                                     Parts                  78.00
 99        2      18      713092 HITACHI HOME ELECTRONICS                                 Parts                  11.77
 99        2      18      713053 MACMALL                                                  Parts                 103.00
 99        2      24      713160 MARCONE APPLIANCE PARTS CENTER                           Parts               4,450.41
 99        2      18      713100 ONKYO USA CORPORATION                                    Parts                 107.38
 99        2      26      713208 PC SERVICESOURCE                                         Parts                 557.76
 99        2      18      713114 UNITED REF SERVICE INC                                   Parts                 288.67
----------------------------------------------------------------------------------------------------------------------
                                                   Parts                                                      6,960.06
----------------------------------------------------------------------------------------------------------------------
 99        2      12      712917 AUTOMATIC DATA PROCESSING                               Payroll             23,027.13
 99        2      16      712972 AUTOMATIC DATA PROCESSING                               Payroll                299.39


                                                                          2 of 6

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                            (Debtors-In-Possession)
                          Case No. 98-2107 and 98-2109
                           MOR-4 SUPPORTING SCHEDULE

          POST-PETITION CHECKS FOR THE PERIOD 1/31/99 THROUGH 2/27/99
                  (Associate payroll checks are not included)


99  2  24       713158 AUTOMATIC DATA PROCESSING                               Payroll                 635.98
-------------------------------------------------------------------------------------------------------------
                                             Payroll                                                23,962.50
-------------------------------------------------------------------------------------------------------------
99  2   8       712866 FEDERAL EXPRESS                                         Postage                  13.75
99  2  18       713123 FEDERAL EXPRESS                                         Postage                  11.50
-------------------------------------------------------------------------------------------------------------
                                             Postage                                                    25.25
-------------------------------------------------------------------------------------------------------------
99  2  25       713188 SANTORO & REINSEL LLC                                Professional               578.89
-------------------------------------------------------------------------------------------------------------
                                           Professional                                                578.89
-------------------------------------------------------------------------------------------------------------
99  2   2       712812 ALLEN COUNTY TREASURER                               Property Tax            27,053.49
-------------------------------------------------------------------------------------------------------------
                                           Property Tax                                             27,053.49
-------------------------------------------------------------------------------------------------------------
99  2   2       712823 HOLT, BRIAN                                             Refund                  534.97
-------------------------------------------------------------------------------------------------------------
                                              Refund                                                   534.97
-------------------------------------------------------------------------------------------------------------
99  2   9       712877 BRITTAIN LIMITED PARTNERSHIP                             Rent                24,218.75
99  2   1       712805 COLONY SQUARE OF MAYFIELD                                Rent                21,421.77
99  2  19       713132 COLONY SQUARE OF MAYFIELD                                Rent                10,710.88
99  2  12       712921 DREXEL DELAWARE LP                                       Rent                16,870.00
99  2  15       712933 DUKE REALTY LIMITED PRTNRSHP                             Rent                82,021.02
99  2   4       712832 EARLE W KAZIS ASSOCIATES INC                             Rent                15,528.00
99  2  12       712918 F & G INVESTMENT GROUP                                   Rent                11,331.00
99  2   1       712804 FRANKLIN SQUARE                                          Rent                13,133.52
99  2  19       713131 FRANKLIN SQUARE                                          Rent                 6,774.99
99  2  12       712924 GLIMCHER HOLDINGS LTD                                    Rent                92,206.17
99  2   9       712876 HUNTINGTON MALL                                          Rent                11,419.40
99  2  26       713212 HUNTINGTON MALL                                          Rent                11,419.40
99  2  12       712919 ISSAC PROPERTY COMPANY,L.P.                              Rent                11,687.09
99  2  12       712922 J J GUMBERG CO                                           Rent                11,906.70
99  2  26       713210 MARION CENTER LIMITED                                    Rent                 3,790.91
99  2   1       712806 MET LIFE CFC                                             Rent                25,560.50
99  2  19       713133 MET LIFE CFC                                             Rent                12,780.00
99  2   8       712868 NEW PLAN REALTY TRUST                                    Rent                26,883.92
99  2  12       712923 NEW PLAN REALTY TRUST                                    Rent                13,589.56
99  2   1       712807 ROSEMONT COMMONS LIMITED                                 Rent                27,462.86
99  2  19       713134 ROSEMONT COMMONS LIMITED                                 Rent                12,754.31
99  2   2       712820 ROUNDY'S INC                                             Rent                13,605.00
99  2   1       712808 WAL MART STORES INC                                      Rent                 9,209.06
99  2   2       712821 WAL MART STORES INC                                      Rent                13,383.74
99  2  10       712897 WAL MART STORES INC                                      Rent                60,121.06
99  2  19       713135 WAL MART STORES INC                                      Rent                 4,606.03
99  2  26       713213 WAL MART STORES INC                                      Rent                30,060.53
-------------------------------------------------------------------------------------------------------------
                                               Rent                                                594,456.17
-------------------------------------------------------------------------------------------------------------
99  2  12       712920 DEPT. OF TAX AND REVENUE                               Sales Tax             28,871.69
99  2  16       712977 TREASURER OF STATE OF OHIO                             Sales Tax             19,548.61
99  2   1       712810 VIRGINIA DEPT OF TAXATION                              Sales Tax              2,341.69
-------------------------------------------------------------------------------------------------------------
                                            Sales Tax                                               50,761.99
-------------------------------------------------------------------------------------------------------------
99  2  18       713011 ADT SECURITY SYSTEMS                                   Security                 426.15
99  2  23       713137 ADT SECURITY SYSTEMS                                   Security                 773.08
99  2  26       713198 BRINKS INCORPORATED                                    Security               1,873.12
99  2  18       713041 BROOKS ARMORED CAR SERVICE,INC                         Security                 206.46
99  2  18       713020 GREAT LAKES ARMORED INC.                               Security                  80.00
99  2  18       713030 HONEYWELL INC.                                         Security                 229.69
99  2  18       713031 KOORSEN PROTECTION SERVICES                            Security                 157.93
99  2  18       713106 REGAL*ACCESS*METRON CO INC                             Security                  25.38
99  2  18       713108 SONITROL OF CENTRAL OHIO                               Security                 184.25
99  2  18       713073 SONITROL OF LEXINGTON INC                              Security                 240.00
99  2  18       713048 SONITROL SECURITY SYSTEMS                              Security                  30.00
-------------------------------------------------------------------------------------------------------------
                                             Security                                                4,226.06
-------------------------------------------------------------------------------------------------------------
99  2  18       713016 AQUA PURE BOTTLED WATER                                Supplies                 155.69
99  2  18       713005 ARAMARK UNIFORM SERVICES INC                           Supplies                 634.26
99  2  18       713009 ARAMARK UNIFORM SERVICES INC                           Supplies                  54.63
99  2  18       713010 ARAMARK UNIFORM SERVICES INC                           Supplies                  28.13
99  2  18       713013 ARAMARK UNIFORM SERVICES INC                           Supplies                  36.79
99  2  18       713015 ARAMARK UNIFORM SERVICES INC                           Supplies                  37.02
99  2  26       713191 ARAMARK UNIFORM SERVICES INC                           Supplies                  23.41
99  2  18       713084 COMMERCIAL DISTRIBUTION CTR                            Supplies                 249.70
99  2  18       713065 COMPUSERVE INC                                         Supplies                  97.37


                                                                          3 of 6

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                            (Debtors-In-Possession)
                          Case No. 98-2107 and 98-2109
                           MOR-4 SUPPORTING SCHEDULE

          POST-PETITION CHECKS FOR THE PERIOD 1/31/99 THROUGH 2/27/99
                  (Associate payroll checks are not included)


99      2   18       713077 COYNE TEXTILE SERVICES                                          Supplies                 38.96
99      2   18       713076 DELILLE                                                         Supplies                  4.61
99      2   18       713075 ELEKTRO KOPY EXPRESS                                            Supplies                436.16
99      2   10       712895 FASTENERS FOR RETAIL INC                                        Supplies              2,506.96
99      2   26       713206 GBS                                                             Supplies              3,210.97
99      2   18       713029 GEER GAS CORP                                                   Supplies                  7.03
99      2   18       713090 GRAPHIC INDUSTRIES INC                                          Supplies                 27.62
99      2   18       713044 IKON OFFICE SOLUTIONS                                           Supplies                 66.46
99      2   18       713057 IKON OFFICE SOLUTIONS INC                                       Supplies                 16.48
99      2   18       713096 INDUSTRIAL UNIFORM RENTAL                                       Supplies                 28.62
99      2   18       713059 LAUREN INDUSTRIES INC                                           Supplies                202.68
99      2   18       713054 MOUNTAIN VALLEY WATER                                           Supplies                  9.01
99      2   18       713104 PORTA KLEEN                                                     Supplies                149.56
99      2   26       713196 PRAX-AIR                                                        Supplies                 34.08
99      2   18       713115 VINCE'S GAS & WELDING SPPY CO                                   Supplies                 12.20
99      2    8       712863 ZEE MEDICAL SERVICE, INC                                        Supplies                 69.95
--------------------------------------------------------------------------------------------------------------------------
                                              Supplies                                                            8,138.35
--------------------------------------------------------------------------------------------------------------------------
99      2   23       713138 BROWNING FERRIS INC                                           Trash Removal             332.12
99      2   15       712935 FIREPROOF RECORDS CENTER                                      Trash Removal           2,310.00
--------------------------------------------------------------------------------------------------------------------------
                                          Trash Removal                                                           2,642.12
--------------------------------------------------------------------------------------------------------------------------
99      2   18       713036 AERIAL COMMUNICATIONS                                           Utilities                49.21
99      2   19       713126 AERIAL COMMUNICATIONS                                           Utilities                 5.00
99      2   17       712979 AKRON PUBLIC UTILITIES BUREAU                                   Utilities                61.50
99      2   18       713120 ALLEGHENY POWER-PA                                              Utilities             1,072.00
99      2   24       713159 ALLEGHENY POWER-PA                                              Utilities               729.82
99      2    8       712843 AMERICAN ELECTRIC POWER                                         Utilities            18,331.01
99      2    8       712853 AMERICAN ELECTRIC POWER                                         Utilities            11,591.37
99      2   15       712942 AMERICAN ELECTRIC POWER                                         Utilities                70.72
99      2   16       712947 AMERICAN ELECTRIC POWER                                         Utilities             2,567.43
99      2   16       712956 AMERICAN ELECTRIC POWER                                         Utilities             3,360.18
99      2   16       712959 AMERICAN ELECTRIC POWER                                         Utilities             2,701.76
99      2   16       712965 AMERICAN ELECTRIC POWER                                         Utilities             3,700.80
99      2   16       712966 AMERICAN ELECTRIC POWER                                         Utilities             7,899.17
99      2   16       712968 AMERICAN ELECTRIC POWER                                         Utilities             4,705.87
99      2   16       712971 AMERICAN ELECTRIC POWER                                         Utilities                57.03
99      2   23       713141 AMERICAN ELECTRIC POWER                                         Utilities             1,146.63
99      2   23       713147 AMERICAN ELECTRIC POWER                                         Utilities               844.76
99      2   16       712976 AMERITECH                                                       Utilities                42.93
99      2   18       713007 AMERITECH                                                       Utilities               572.27
99      2   25       713185 AMERITECH                                                       Utilities             6,461.11
99      2   18       713119 AMERITECH CABS ACCOUNTS                                         Utilities             3,900.24
99      2   18       713050 AT & T WIRELESS SERVICES                                        Utilities               125.63
99      2   16       712960 BECKLEY WATER COMPANY                                           Utilities                53.15
99      2   25       713181 BELL ATLANTIC WV                                                Utilities               327.76
99      2   18       713121 BELL ATLANTIC/NYNEX                                             Utilities               305.50
99      2   18       713037 BELL ATLANTIC-PA                                                Utilities               624.49
99      2   25       713178 BELL ATLANTIC-PA                                                Utilities               484.26
99      2    8       712838 BELMONT CNTY SNTRY SWR DSTRCT                                   Utilities                54.90
99      2   23       713139 BELMONT CNTY SNTRY SWR DSTRCT                                   Utilities                14.17
99      2   24       713161 BELMONT CNTY SNTRY SWR DSTRCT                                   Utilities                42.90
99      2   25       713180 CHILLICOTHE TELEPHONE CO                                        Utilities               438.04
99      2    8       712845 CHILLICOTHE UTILITIES                                           Utilities               109.52
99      2   16       712948 CHILLICOTHE UTILITIES                                           Utilities                16.43
99      2   23       713143 CHILLICOTHE UTILITIES                                           Utilities                13.67
99      2   18       713070 CINCINNATI BELL TELEPHONE                                       Utilities               875.65
99      2   17       712991 CITY OF CHARLESTON                                              Utilities               158.08
99      2    8       712846 CITY OF CUYAHOGA FALLS                                          Utilities               452.34
99      2    9       712882 CITY OF CUYAHOGA FALLS                                          Utilities               101.28
99      2   15       712939 CITY OF CUYAHOGA FALLS                                          Utilities               350.98
99      2    8       712841 CITY OF HEATH-WATER&SEW                                         Utilities                54.36
99      2   24       713162 CITY OF HEATH-WATER&SEW                                         Utilities                 6.96
99      2   17       712990 CITY OF STEUBENVILLE UTLT OFFC                                  Utilities                 7.52
99      2   18       713064 CITY OF VIENNA                                                  Utilities                58.99
99      2    9       712881 CITY OF WARREN UTILITY SERVICE                                  Utilities                52.04


                                                                          4 of 6

99   2   23 713144 CITY OF WARREN UTILITY SERVICE                                  Utilities                              37.50
99   2    8 712844 CITY OF ZANESVILLE UTILITIES                                    Utilities                             232.97
99   2    9 712880 CITY OF ZANESVILLE UTILITIES                                    Utilities                              64.10
99   2   23 713142 CITY OF ZANESVILLE UTILITIES                                    Utilities                              24.04
99   2   16 712952 COLUMBIA GAS OF KENTUCKY                                        Utilities                              79.01
99   2    8 712842 COLUMBIA GAS OF OHIO-COLUMBUS                                   Utilities                           5,076.73
99   2    9 712879 COLUMBIA GAS OF OHIO-COLUMBUS                                   Utilities                           2,028.85
99   2   15 712938 COLUMBIA GAS OF OHIO-COLUMBUS                                   Utilities                           1,103.81
99   2   17 712988 COLUMBIA GAS OF OHIO-COLUMBUS                                   Utilities                           1,915.04
99   2   23 713140 COLUMBIA GAS OF OHIO-COLUMBUS                                   Utilities                               5.57
99   2   24 713163 COLUMBIA GAS OF OHIO-COLUMBUS                                   Utilities                           1,145.12
99   2   18 713067 COLUMBIA GAS OF PENNSYLVANIA                                    Utilities                             170.78
99   2    8 712840 COLUMBUS CITY TREASURER                                         Utilities                             437.99
99   2   15  712937 COLUMBUS CITY TREASURER                                         Utilities                             580.38
99   2   16 712974 COLUMBUS CITY TREASURER                                         Utilities                             215.84
99   2   17 712987 COLUMBUS CITY TREASURER                                         Utilities                             451.21
99   2   19 713127 COLUMBUS CITY TREASURER                                         Utilities                             380.13
99   2   17 712983 COLUMBUS CITY UTILITIES                                         Utilities                             178.53
99   2    8 712855 CONSUMERS OHIO WATER COMPANY                                    Utilities                              30.63
99   2   15 712944 CONSUMERS OHIO WATER COMPANY                                    Utilities                              10.23
99   2   17 713000 CONSUMERS OHIO WATER COMPANY                                    Utilities                              26.25
99   2   23 713148 CONSUMERS OHIO WATER COMPANY                                    Utilities                               4.28
99   2   24 713169 CONSUMERS OHIO WATER COMPANY                                    Utilities                              25.96
99   2   17 712992 DUQUESNE LIGHT CO                                               Utilities                           1,323.92
99   2    8 712847 EAST OHIO GAS CO                                                Utilities                           1,314.10
99   2    9 712883 EAST OHIO GAS CO                                                Utilities                              71.63
99   2   16 712955 EAST OHIO GAS CO                                                Utilities                             232.05
99   2   16 712967 EAST OHIO GAS CO                                                Utilities                           4,312.72
99   2   24 713166 EAST OHIO GAS CO                                                Utilities                              42.78
99   2   17 712994 ENRON CAPITAL & TRADE RESOURCE                                  Utilities                             815.54
99   2   17 712993 EQUITABLE GAS CO                                                Utilities                           2,298.54
99   2   16 712951 FRANKFORT ELECTRIC & WATER                                      Utilities                           1,375.23
99   2    8 712848 FRANKLIN CNTY SANIT ENG                                         Utilities                             141.38
99   2   16 712949 FRANKLIN CNTY SANIT ENG                                         Utilities                              31.51
99   2    8 712856 GPU ENERGY                                                      Utilities                           3,013.15
99   2    9 712886 GPU ENERGY                                                      Utilities                           1,084.77
99   2   16 712953 GREEN RIVER ELECTRIC CO                                         Utilities                           1,356.83
99   2   25 713184 GTE NORTH                                                       Utilities                           2,547.18
99   2   18 713063 GTE WIRELESS                                                    Utilities                               9.14
99   2    3 712830 HUNTINGTON MALL                                                 Utilities                           3,507.61
99   2   18 713040 ICG TELECOM GROUP, INC                                          Utilities                             180.67
99   2   25 713179 ICG TELECOM GROUP, INC                                          Utilities                           1,247.22
99   2    8 712839 ISSAC PROPERTY COMPANY,L.P.                                     Utilities                           1,113.30
99   2   17 712996 J J GUMBERG CO                                                  Utilities                              58.65
99   2   17 712986 KENTUCKY UTILITIES CO                                           Utilities                             320.53
99   2    8 712837 LANCASTER UTILITIES COLLECTION                                  Utilities                             932.21
99   2   16 712946 LANCASTER UTILITIES COLLECTION                                  Utilities                             977.63
99   2   17 712980 LEGAL TAX SERVICE                                               Utilities                              28.98
99   2    8 712850 MAHONING CTY SNTRY ENGINEER                                     Utilities                              27.14
99   2   15 712940 MAHONING CTY SNTRY ENGINEER                                     Utilities                               1.17
99   2    2 712816 MOUNTAINEER GAS                                                 Utilities                             667.25
99   2    8 712861 MOUNTAINEER GAS                                                 Utilities                           1,698.66
99   2   16 712962 MOUNTAINEER GAS                                                 Utilities                             561.62
99   2    8 712852 NATIONAL FUEL                                                   Utilities                           1,175.85
99   2    9 712885 NATIONAL FUEL                                                   Utilities                           1,713.87
99   2   17 712997 NATIONAL FUEL                                                   Utilities                           1,676.04
99   2    8 712851 NATIONAL GAS & OIL CORP                                         Utilities                           1,269.91
99   2   15 712941 NATIONAL GAS & OIL CORP                                         Utilities                           1,482.35
99   2   24 713167 NATIONAL GAS & OIL CORP                                         Utilities                             547.45
99   2   25 713182 NEXTLINK OHIO                                                   Utilities                           2,473.96
99   2   16 712961 NORTH BECKLEY PUBLIC SERVICE                                    Utilities                              39.24
99   2   17 712998 NYSEG                                                           Utilities                           9,903.67
99   2    8 712854 OHIO EDISON CO                                                  Utilities                           5,691.43
99   2   15 712943 OHIO EDISON CO                                                  Utilities                           4,230.20

                                                                          5 of 6

99   2   16 712957 OHIO EDISON CO                                                  Utilities                           2,350.36
99   2   17 712999 OHIO EDISON CO                                                  Utilities                           1,266.69
99   2   24 713168 OHIO EDISON CO                                                  Utilities                           4,069.42
99   2   18 713049 OWENSBORO MUNICIPAL UTILITIES                                   Utilities                             225.62
99   2   19 713128 PENN POWER                                                      Utilities                             632.11
99   2   17 713001 PENNSYLVANIA AMERICA WATER CO                                   Utilities                             569.22
99   2   16 712969 PNGCO                                                           Utilities                           2,577.14
99   2   17 712985 RICHMOND WATER GAS & SEWERAGE                                   Utilities                             492.85
99   2    2 712817 SOUTH CENTRAL POWER CO.                                         Utilities                          25,588.76
99   2   25 713177 SPRINT                                                          Utilities                           3,972.84
99   2   17 712989 STARK COUNTY SEWER DEPT                                         Utilities                             358.02
99   2   24 713164 STARK COUNTY SEWER DEPT                                         Utilities                             154.18
99   2    8 712857 SUMMIT TWNSHP SEWER AUTHORITY                                   Utilities                              92.93
99   2   23 713149 SUMMIT TWNSHP SEWER AUTHORITY                                   Utilities                              21.12
99   2    8 712849 THE ILLUMINATING COMPANY                                        Utilities                           2,310.71
99   2    9 712884 THE ILLUMINATING COMPANY                                        Utilities                           2,855.46
99   2   17 712995 THE ILLUMINATING COMPANY                                        Utilities                           9,373.24
99   2   23 713146 THE ILLUMINATING COMPANY                                        Utilities                              73.98
99   2   17 712984 TOWN OF CHRISTIANSBURG                                          Utilities                             161.03
99   2   17 712982 UNITED CITIES GAS COMPANY                                       Utilities                             180.44
99   2   17 712981 VIRGINIA POWER                                                  Utilities                             225.36
99   2    2 712814 WESTERN KENTUCKY GAS COMPANY                                    Utilities                             349.03
99   2   16 712954 WESTERN KENTUCKY GAS COMPANY                                    Utilities                              60.10
99   2    2 712818 WV-AMERICAN WATER CO                                            Utilities                             148.50
99   2    8 712862 WV-AMERICAN WATER CO                                            Utilities                             214.18
99   2   16 712963 WV-AMERICAN WATER CO                                            Utilities                             115.81
99   2   17 713003 WV-AMERICAN WATER CO                                            Utilities                             116.80
------------------------------------------------------------------------------------------------------------------
                             Utilities                                                                    208,877.36
------------------------------------------------------------------------------------------------------------------
99   2   26 713194 BP OIL CO                                                      Vehicle Fuel                        32,002.96
99   2   18 713086 ENGLEFIELD OIL COMPANY                                         Vehicle Fuel                            43.27
99   2   18 713056 SPEEDWAY SUPERAMERICA LLC                                      Vehicle Fuel                           154.01
------------------------------------------------------------------------------------------------------------------
                            Vehicle Fuel                                                                   32,200.24
------------------------------------------------------------------------------------------------------------------
99   2   11 712909 BUREAU OF WORKERS'COMPENSATION                                Workers' Comp                        16,495.26
------------------------------------------------------------------------------------------------------------------
                           Workers' Comp                                                                   16,495.26
------------------------------------------------------------------------------------------------------------------
99   2   10 712903 ALTMAN, ROBERT L                                             Employee Expense                          68.00
99   2   10 712902 ANDERSON,CHRISTOPHER J                                       Employee Expense                          50.00
99   2    2 712825 BALL,PATTY                                                   Employee Expense                          21.95
99   2   10 712899 BALL,PATTY                                                   Employee Expense                          55.10
99   2    2 712826 BARKER,PETER B                                               Employee Expense                         261.52
99   2   23 713152 CHET WILSON                                                  Employee Expense                          61.07
99   2   18 713122 CRAIG MIDDLEMUS                                              Employee Expense                          32.41
99   2   23 713151 CRAIG MIDDLEMUS                                              Employee Expense                          42.11
99   2    9 712889 GEORGE STOUT                                                 Employee Expense                         250.00
99   2   10 712905 HAYDEN,JEFFREY P                                             Employee Expense                          75.71
99   2   10 712892 JAMES MORAN                                                  Employee Expense                       4,753.68
99   2   24 713165 JAMES MORAN                                                  Employee Expense                       1,693.88
99   2   10 712901 KENNEDY,LONNY                                                Employee Expense                          14.85
99   2    9 712890 LANCE SHAW                                                   Employee Expense                         250.00
99   2   18 713124 MEL GIBSON                                                   Employee Expense                         352.84
99   2   19 713129 MIKE LARIMER                                                 Employee Expense                         118.80
99   2   15 712929 PETE BARKER                                                  Employee Expense                         118.59
99   2   23 713153 PETE BARKER                                                  Employee Expense                         103.43
99   2   25 713187 PETE BARKER                                                  Employee Expense                          78.91
99   2   23 713154 ROBERT ALTMAN                                                Employee Expense                          68.00
99   2   10 712904 SAVAGE,BETH A                                                Employee Expense                          61.38
99   2   10 712900 THOMPSON,BILL DEAN                                           Employee Expense                         127.00
99   2   10 712906 WILSON,CHESTER J                                             Employee Expense                          73.71
-------------------------------------------------------------------------------------------------------------------------------
                          Employee Expense                                                                             8,732.94
-------------------------------------------------------------------------------------------------------------------------------

                                                              TOTAL POST-PETITION CHECKS SENT                    $ 1,305,623.71

                                                                                  TOTAL VOIDS                        132,982.96

                                                               TOTAL POST-PETITION CHECKS CUT                    $ 1,438,606.67


                                                                          6 OF 6

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                     FEBRUARY 1999 MONTHLY OPERATING REPORT




                         SUPPORTING SCHEDULES FOR MOR-5

                        PAYROLL TAXES-FOR FEBRUARY 1999

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                             (Debtors-in-Possession)
                          Case No. 98-2107 and 98-2109
                            MOR-5 SUPPORTING SCHEDULE

                PAYROLL TAXES PAYMENT - SUPPORTING DOCUMENTATION

                     For the month ending February 27, 1999


                    Deposit                 Federal                Employee               Employer
                      Date                Income Tax               FICA Tax               FICA Tax                 Totals
                -----------------      ------------------      -----------------      -----------------       -----------------

                     17-Feb-99             $21,609.74              $8,761.74              $8,761.73              $39,133.21

                     02-Mar-99             $12,986.99              $6,125.58              $6,125.61              $25,238.18
                                       ------------------      -----------------      -----------------       -----------------
                                           $34,596.73             $14,887.32             $14,887.34              $64,371.39
                                       ==================      =================      =================       =================

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                     FEBRUARY 1999 MONTHLY OPERATING REPORT




                         SUPPORTING SCHEDULES FOR MOR-6

                       FEBRUARY 1999 BANK RECONCILIATIONS

DEBTOR:                                                    MOR-6 SUPPORTING SCHEDULE           CASE NO. 98-02107
  SUN TELEVISION AND APPLIANCES, INC.                   FEBRUARY  BANK RECONCILIATIONS              AND 98-02109
  SUN TV AND APPLIANCES, INC.                                                               JOINTLY ADMINISTERED


A. BANK:                                       THE OHIO BANK               BANK ONE              PNC           BANK ONE WEST
B. ACCOUNT NUMBER:                                7067480                 021012644          61-0169-0677       625599303
C. PURPOSE (TYPE):                             STORE DEPOSITS           STORE DEPOSITS      STORE DEPOSITS    STORE DEPOSITS

1. BALANCE PER BANK STATEMENT                   1,433.20                 1,042.36                -               1,581.92
2. ADD: TOTAL DEPOSITS NOT CREDITED                 -                        -                   -                   -
3. ADD: OUTSTANDING WIRE TRANSFERS                  -                        -                   -                   -
4. SUBTRACT: OUTSTANDING CHECKS                      N/A                      N/A                 N/A                 N/A
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS             -                        -                   -                   -
6. OTHER RECONCILING ITEMS                          -                        -                   -                   -
7. ADJUSTED BANK BALANCE                        1,433.20                 1,042.36                -               1,581.92

8. MONTH END BALANCE PER BOOKS                  1,433.20                 1,042.36            1,267.01            1,581.92
9. LESS: NSF CHECKS                                 -                        -                   -                   -
10. LESS: BANK/CREDIT CARD FEES                     -                        -                   -                   -
11. ADD/(LESS): DEPOSIT DIFFERENCES                 -                        -                   -                   -
12. OTHER RECONCILING ITEMS (ATTACH LIST)           -                        -              (1,267.01)               -
13. ADJUSTED BALANCE PER BOOKS                  1,433.20                 1,042.36                -               1,581.92

14. NUMBER OF LAST CHECK WRITTEN                     N/A                      N/A                 N/A                 N/A

                                                                         1 of 4

DEBTOR:                                                    MOR-6 SUPPORTING SCHEDULE                              CASE NO. 98-02107
  SUN TELEVISION AND APPLIANCES, INC.                   FEBRUARY  BANK RECONCILIATIONS                                 AND 98-02109
  SUN TV AND APPLIANCES, INC.                                                                                  JOINTLY ADMINISTERED


A. BANK:                                           WESBANCO          HUNTINGTON      IRWIN UNION    NATIONAL CITY
B. ACCOUNT NUMBER:                               310798542          1221021524        39658034       354073282
C. PURPOSE (TYPE):                             STORE DEPOSITS     STORE DEPOSITS   STORE DEPOSITS  STORE DEPOSITS

1. BALANCE PER BANK STATEMENT                     1,153.29           1,843.75         1,110.70          489.17
2. ADD: TOTAL DEPOSITS NOT CREDITED                   -                  -                -               -
3. ADD: OUTSTANDING WIRE TRANSFERS                    -                  -                -               -
4. SUBTRACT: OUTSTANDING CHECKS                        N/A                N/A              N/A             N/A
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS               -                  -                -               -
6. OTHER RECONCILING ITEMS                            -                  -                -               -
7. ADJUSTED BANK BALANCE                          1,153.29           1,843.75         1,110.70          489.17

8. MONTH END BALANCE PER BOOKS                    1,153.29           1,843.75         1,110.70          489.17
9. LESS: NSF CHECKS                                   -                  -                -               -
10. LESS: BANK/CREDIT CARD FEES                       -                  -                -               -
11. ADD/(LESS): DEPOSIT DIFFERENCES                   -                  -                -               -
12. OTHER RECONCILING ITEMS (ATTACH LIST)             -                  -                -               -
13. ADJUSTED BALANCE PER BOOKS                    1,153.29           1,843.75         1,110.70          489.17

14. NUMBER OF LAST CHECK WRITTEN                       N/A                N/A              N/A             N/A


                                                                          2 of 4

DEBTOR:                                                    MOR-6 SUPPORTING SCHEDULE                 CASE NO. 98-02107
  SUN TELEVISION AND APPLIANCES, INC.                   FEBRUARY  BANK RECONCILIATIONS                    AND 98-02109
  SUN TV AND APPLIANCES, INC.                                                                     JOINTLY ADMINISTERED



A. BANK:                                           BANKBOSTON        BANKBOSTON      NATIONAL CITY    NATIONAL CITY
B. ACCOUNT NUMBER:                                 804-81979         898-28038         394035037      3941035053
C. PURPOSE (TYPE):                               BBRF PROCEEDS    CASH COLLATERAL    CONCENTRATION    WORKERS COMP

1. BALANCE PER BANK STATEMENT                      72,076.60              -            31,746.78        17,298.58
2. ADD: TOTAL DEPOSITS NOT CREDITED                     -                 -            45,252.37        22,673.46
3. ADD: OUTSTANDING WIRE TRANSFERS                      -                 -                 -                -
4. SUBTRACT: OUTSTANDING CHECKS                          N/A               N/A       (487,091.60)      (26,417.63)
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS                 -                 -                 -                -
6. OTHER RECONCILING ITEMS                        339,728.57        165,000.00              -                -
7. ADJUSTED BANK BALANCE                          411,805.17        165,000.00       (410,092.45)       13,554.41

8. MONTH END BALANCE PER BOOKS                    411,805.17        165,000.00       (405,800.86)       17,102.52
9. LESS: NSF CHECKS                                     -                 -                 -                -
10. LESS: BANK/CREDIT CARD FEES                         -                 -                 -                -
11. ADD/(LESS): DEPOSIT DIFFERENCES                     -                 -                 -                -
12. OTHER RECONCILING ITEMS (ATTACH LIST)               -                 -            (4,291.59)       (3,548.11)
13. ADJUSTED BALANCE PER BOOKS                    411,805.17        165,000.00       (410,092.45)       13,554.41

14. NUMBER OF LAST CHECK WRITTEN                         N/A               N/A           #713213            #7317


                                                                          3 of 4

DEBTOR:                                                    MOR-6 SUPPORTING SCHEDULE           CASE NO. 98-02107
  SUN TELEVISION AND APPLIANCES, INC.                   FEBRUARY  BANK RECONCILIATIONS              AND 98-02109
  SUN TV AND APPLIANCES, INC.                                                               JOINTLY ADMINISTERED


A. BANK:                                       NATIONAL CITY   NATIONAL CITY     NATIONAL CITY       HUNTINGTON
B. ACCOUNT NUMBER:                               394034958      394078205         394035045          01891448090
C. PURPOSE (TYPE):                              HEALTH INS.     PROF. FEES         PAYROLL           OLD PAYROLL

1. BALANCE PER BANK STATEMENT                          -          1,000.00         51,640.24         204,927.70
2. ADD: TOTAL DEPOSITS NOT CREDITED                    -              -                 -                 -
3. ADD: OUTSTANDING WIRE TRANSFERS                     -              -                 -                 -
4. SUBTRACT: OUTSTANDING CHECKS                       N/A             -           (44,148.73)         (2,455.22)
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS                -              -                 -                  -
6. OTHER RECONCILING ITEMS                             -              -                 -                  -
7. ADJUSTED BANK BALANCE                               -          1,000.00          7,491.51         202,472.48

8. MONTH END BALANCE PER BOOKS                    69,173.09       1,000.00         26,115.36         202,472.48
9. LESS: NSF CHECKS                                    -              -                 -                  -
10. LESS: BANK/CREDIT CARD FEES                        -              -                 -                  -
11. ADD/(LESS): DEPOSIT DIFFERENCES                    -              -                 -                  -
12. OTHER RECONCILING ITEMS (ATTACH LIST)        (69,173.09)          -           (18,623.85)              -
13. ADJUSTED BALANCE PER BOOKS                         -          1,000.00          7,491.51         303,472.48

14. NUMBER OF LAST CHECK WRITTEN                        N/A        N/A                 #               #1089753

                                                                          4 of 4

DEBTOR:                                                                                            CASE NO. 98-02107
  SUN TELEVISION AND APPLIANCES, INC.                                                                   AND 98-02109
  SUN TV AND APPLIANCES, INC.                                                                   JOINTLY ADMINISTERED
OTHER RECONCILING ITEMS:
                                                               MOR-6 SUPPORTING SCHEDULE
                                                               FEBRUARY BANK RECONCILIATION
                                                               OTHER RECONCILING ITEMS
   PNC Bank
   61-0169-0677
   STORE DEPOSITS
                                                                ---------------------
         Check to close account received in March                           (1,267.01)
                                                                =====================

   BANKBOSTON
   804-81979
   BBRF PROCEEDS

         Other reconciling items - Bank
                                                                ---------------------
              Credit card receipts held in suspense by bank                339,728.57
                                                                =====================

   BANKBOSTON
   898-28038
   CASH COLLATERAL

         Other reconciling items - Bank
                                                                ---------------------
              Funds held in suspense by bank                               165,000.00
                                                                =====================

   NATIONAL CITY
   394035037
   CONCENTRATION

         Other reconciling items - Book
              Check void on G/L, paid by bank                               (4,438.84)
              Check stopped on bank, not void on G/L                           147.25
                                                                ---------------------
                                                                            (4,291.59)
                                                                =====================

   NATIONAL CITY
   3941035053
   WORKERS COMP

         Checks not booked                                                  (3,548.11)
                                                                ---------------------
                                                                            (3,548.11)
                                                                =====================


   NATIONAL CITY
   394034958
   HEALTH INSURANCE

         Check to close account received in March                          (69,173.09)
                                                                ---------------------
                                                                           (69,173.09)
                                                                =====================


   NATIONAL CITY
   394035045
   PAYROLL

         Miscellaneous reconciling items                                   (18,623.85)
                                                                ---------------------
                                                                           (18,623.85)
                                                                =====================

                                                                          1 OF 1